SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                       -------------------------


                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                             June 21, 1996
                   ---------------------------------
                   (Date of earliest event reported)


                           WITCO CORPORATION
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)



       Delaware                1-4654               13-1870000
    ------------------      -------------         -----------------
    (State or other         (Commission           (I.R.S. Employer
     jurisdiction or           File                Identification
     organization)           Number)                  Number)





                One American Lane
                Greenwich, Connecticut                    06831
       ---------------------------------------          -----------
       (Address of principal executive offices)         (Zip Code)




                            (203) 552-2000
         ----------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events

     As disclosed in the Quarterly Report on Form 10-Q of Witco
Corporation (the "Company") for the quarter ended March 31, 1996, effective January 1, 1996, the Company made the following revisions to the format of its statements of income:

          (a) Depreciation expense is included in cost of goods sold, general and administrative expenses, selling expense and research and development. Amortization expense is included in a line item called "other expenses (income)
               - net". Depreciation and amortization had been previously classified as a separate line item.

          (b) Research and development, previously included in cost of goods sold, is classified separately.

          (c) State income taxes, previously included in cost of goods sold and other expenses (income) - net, are now classified as income taxes.

     The Company's condensed consolidated statements of income and continuing operations by industry segment for the quarters ended March 31, 1995, June 30, 1995, September 30, 1995, and December 31, 1995,
respectively, and for the year ended December 31, 1995, have been reclassified to reflect such changes. Exhibit 99 hereto contains the unaudited consolidated statements of income and continuing operations by industry segment of the Company and subsidiary companies for such periods.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits

     c. Exhibits

          99 Witco Corporation and Subsidiary Companies Unaudited Consolidated Statements of Income and Continuing
               Operations by Industry Segment

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WITCO CORPORATION



                                   /s/ Dustan E. McCoy
                                   ------------------------------
                                   Name:   Dustan E. McCoy
                                   Title:  Vice President, General
                                           Counsel and Secretary


Date:  June 21, 1996

                             Exhibit Index



      Exhibit No.                  Exhibit

         99             Witco Corporation and Subsidiary
                        Companies Unaudited Consolidated
                        Statements of Income and Continuing
                        Operations by Industry Segment

                                                            EXHIBIT 99

                           WITCO CORPORATION
                       AND SUBSIDIARY COMPANIES
              UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
            (In Thousands of Dollars Except Per Share Data)




                                                                   Three Months Ended                          Year Ended
                                                March 31,       June 30,       September 30,   December 31,    December 31,
                                                 1995(a)         1995(a)         1995(a)         1995(a)        1995(a)
                                               -------------   -------------   -------------   -------------   --------

Net Sales                                      $   517,952     $489,231        $441,902        $535,992        $1,985,077
                                               -----------     --------        --------        --------        ----------

Cost of Goods Sold                                 405,213      390,634         352,554         420,421         1,568,822
                                               -----------     --------        --------        --------        ---------

Gross Profit                                       112,739       98,597          89,348         115,571          416,255
                                               -----------     --------        --------        --------       ----------
Operating Expenses
   Selling expense                                  19,938       18,898          18,324          26,669           83,829
   General and administrative expenses              30,439       27,712          28,292          34,982          121,425
   Research and development                         12,443       12,633          11,429          16,402           52,907
   Other expenses (income) - net                    (4,846)     (79,477)         (5,148)         46,315          (43,156)
                                               -----------     --------         -------        --------       ----------
      Total Operating Expenses                      57,974      (20,234)         52,897         124,368          215,005
                                               -----------     --------        --------        --------       ----------

Operating Income (Loss) from Continuing
   Operations                                       54,765      118,831          36,451          (8,797)         201,250
                                               -----------     --------         -------        --------       ----------

Other Expense (Income) - Net
   Interest expense                                  8,450        8,294           9,402          17,543           43,689
   Interest income                                  (2,922)      (3,208)         (5,074)         (3,900)         (15,104)
   Other expense - net                               1,206          671             933             715            3,525
                                               -----------     --------        --------         -------        ---------
Income (Loss) from Continuing Operations            48,031      113,074          31,190         (23,155)         169,140
   before Income Taxes

Income Taxes (Benefit)                              17,761       44,053          11,746          (4,766)          68,794
                                               -----------     --------        --------         -------        ---------
Income (Loss) from Continuing Operations            30,270       69,021          19,444         (18,389)         100,346

Income (Loss) from Discontinued Operations -
   Net of Income Taxes (Benefit)                      (495)       2,333           4,466          (2,205)          4,099
                                               -----------     --------         -------         -------        --------
Net Income (Loss)                                  $29,775      $71,354         $23,910        $(20,594)       $104,445
                                               ===========     ========         =======        ========        ========


Per Common Share - Primary
   Income (loss) from continuing operations    $      0.54      $  1.22         $  0.34        $  (0.32)       $   1.78
   Income (loss) from discontinued
      operations - net of income taxes               (0.01)        0.04            0.08           (0.04)           0.07
                                               -----------     --------         -------        --------        --------
Net Income (Loss)                              $      0.53      $  1.26         $  0.42        $  (0.36)       $   1.85
                                               ===========      =======         =======        ========         =======

Per Common Share - Fully Diluted (b)
   Income (loss) from continuing operations    $      0.54      $  1.22         $  0.34        $  (0.32)       $   1.77
   Income (loss) from discontinued
      operations - net of income taxes               (0.01)        0.04            0.08           (0.04)           0.07
                                               -----------      -------         -------        --------        --------
Net Income (Loss)                              $      0.53      $  1.26         $  0.42        $  (0.36)       $   1.84
                                               ===========      =======         =======        ========         =======

Notes:

(a) The following revisions have been made to the Company's income statement format effective January 1, 1996:

   * Total depreciation expense is now included in cost of goods sold, general and administrative expenses, selling expense and research and development. Total amortization expense is now included in other expenses (income) - net. Depreciation and amortization was previously classified separately. Depreciation expense for the respective quarters ended March 31, 1995, June 30, 1995, September 30, 1995, and December 31, 1995, was $19,596, $19,878,
     $18,236 and $24,056. Amortization expense for such respective quarters was $4,627, $4,285, $4,287 and $7,606.

   * Research and development, previously included in cost of goods sold, is classified separately.

   * State income taxes, previously included in cost of goods sold and other expenses (income) - net, are now classified as income taxes (benefit). State income taxes for the respective quarters ended March 31, 1995, June 30, 1995, September 30, 1995, and December 31, 1995, were $1,144, $6,616, $430 and $146.

(b) Quarterly per share amounts do not add to total for the year, as each quarter and the total year are computed independently.

The following is a summary of the Company's continuing operations by industry segment:




                                                                   Three Months Ended                             Year Ended
                                                March 31,       June 30,       September 30,   December 31,      December 31,
(thousands of dollars)                            1995            1995            1995            1995                 1995
                                               --------        --------        --------        --------         -----------

Operating Income (Loss)
   Chemical                                    $33,874         $ 28,017         $27,176         $(25,456)       $ 63,611
   OSi Specialities                                 --               --              --            7,385           7,385
   Petroleum                                     8,068            7,125           7,454           11,308          33,955
   Diversified products                         15,537           50,430              96           (3,374)         62,689
   Corporate and unallocated (a)                (2,714)          33,259           1,725            1,340          33,610
                                               -------         --------         -------         --------        --------
      Operating Income (Loss) from
        Continuing Operations                   54,765          118,831          36,451           (8,797)        201,250
                                               -------          -------         -------         --------        --------
   Other expense - net                          (1,206)            (671)           (933)            (715)         (3,525)
   Interest income (expense) - net              (5,528)          (5,086)         (4,328)         (13,643)        (28,585)
                                               -------          -------         -------         --------        --------
      Income (Loss) from Continuing
        Operations before Income Taxes         $48,031         $113,074         $31,190         $(23,155)       $169,140
                                               =======         ========         =======         ========        ========



(a) Includes income as a result of settlements with certain of the Company's insurers, net of related legal and other costs for the respective quarters ended June 30, 1995, September 30, 1995, and December 31, 1995, of $35,434, $7,230 and $10,223.